SECURITY CAPITAL CORPORATION

BATESVILLE, MISSISSIPPI

April 8, 2005

Dear Shareholder:

Enclosed you will find a 2004 Annual Report for Security Capital Corporation, a Notice of the Annual Shareholders’ Meeting for 2005, a Proxy Statement, and a Proxy.

This institution is grateful for the loyalty and support of you, our friends and shareholders. The Annual Shareholders’ Meeting is to be held on Thursday, April 21, 2005, at 10:00 A. M. at the Home Office of First Security Bank, Batesville, Mississippi. We encourage you to mark this date on your calendar and make plans to attend, and share further in the affairs of your corporation.

I urge you to complete the enclosed Proxy promptly and return it in the enclosed self-addressed postage paid envelope, even if you plan to attend the meeting. If you attend the meeting, you may withdraw your Proxy and vote in person.

Enclosed is Security Capital Corporation's Annual Report to shareholders.

We look forward to seeing you at the Annual Meeting.

                                                     Sincerely yours,

                                                     SECURITY CAPITAL CORPORATION

                                                      /s/ Frank West

                                                     Frank West
                                                     President and CEO

                                  TABLE OF CONTENTS

NOTICE OF ANNUAL SHAREHOLDERS' MEEETING                                              1

PROXY STATEMENT                                                                      2

         SOLICITATION BY BOARD OF DIRECTORS OF SECURITY CAPITAL CORPORATION          2

         PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)               3

         INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS           3

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT              6

         EXECUTIVE COMPENSATION                                                      7

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                              8

         INDEPENDENT PUBLIC ACCOUNTANTS AND FEES                                     8

         COMMITTEES OF THE BOARD OF DIRECTORS                                        8

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION              8

         REPORT OF THE AUDIT COMMITTEE                                               9

         OTHER MATTERS                                                               10

         PROPOSALS FOR 2006 ANNUAL MEETING                                           10

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY                                     11

CHARTER OF AUDIT COMMITTEE                                                           13

                                           SECURITY CAPITAL CORPORATION
                                                POST OFFICE BOX 690
                                           BATESVILLE, MISSISSIPPI 38606

                                                   April 8, 2005

                                      NOTICE OF ANNUAL SHAREHOLDERS' MEETING

To the Shareholders of
Security Capital Corporation
Batesville, Mississippi 38606

         NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors and in compliance with the Bylaws, the regular annual meeting of shareholders of the Security Capital Corporation (the "Company"), Batesville,
Mississippi, will be held at the Home Office of First Security Bank, Batesville, Mississippi, on Thursday, April
21, 2005, at 10:00 A.M. for the purpose of considering and voting on the following proposals:

         1.    ELECTION OF DIRECTORS: The election of three (3) persons listed in the Proxy Statement dated April 8, 2005, accompanying this notice, as members of the Board of Directors for a term of three years.

         2.    Whatever other business may be properly brought before the meeting or any adjournment thereof.

         Whether or not you contemplate attending the meeting, it is requested that you complete and return the enclosed Proxy as soon as possible. If you attend the meeting, you may withdraw your Proxy and vote in person.

         Only those shareholders of record at the close of business on March 22, 2005 shall be entitled to notice of and to vote at this meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Frank West

                                            Frank West
                                            President and CEO

Dated and mailed at
Batesville, Mississippi
On or about April 8, 2005

SECURITY CAPITAL CORPORATION
POST OFFICE BOX 690
BATESVILLE, MISSISSIPPI 38606

PROXY STATEMENT
DATED April 8, 2005

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
APRIL 21, 2005

SOLICITATION BY BOARD OF DIRECTORS OF SECURITY CAPITAL CORPORATION

This statement is furnished to the shareholders of Security Capital Corporation (the “Company”) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Home Office of First Security Bank, Batesville, Mississippi, on Thursday, April 21, 2005, at 10:00 A. M., local time or any adjournment (s) thereof, for the matters set out in the foregoing notice of Annual Shareholders’ Meeting. The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is April 8, 2005.

Only those shareholders of record on the books of the Company at the close of business on March 22, 2005, (the “Record Date”) are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding of record 2,486,217 shares of Common Stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is three (3), a shareholder owning ten (10) shares may cast ten (10) votes for each of three (3) nominees, or cast thirty (30) votes for any one (1) nominee or allocate the thirty (30) votes among several nominees.

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefor. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Any shareholder giving a Proxy has the right to revoke it at anytime before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted “For” each of the proposals described below.

The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on March 22, 2005, and entitled to vote, will constitute a quorum. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

The 2004 Annual Report to shareholders of the Company is enclosed for the information of the shareholders.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

The Board of Directors of the Company is divided into three (3) classes – Class I, Class II, and Class III. Each class consists of three Directors. The term of Class III Directors expires at the 2005 Annual Meeting. The term of Class I Directors expires at the 2006 Annual Meeting. The term of the Class II Directors expires at the 2007 Annual Meeting.

The Board of Directors has nominated Laney Funderburk, Joe Brown and Steve Ballard for election as Class III Directors to serve until the 2008 Annual Meeting. Joe Brown and Steve Ballard are currently serving as Class III Directors. Laney Funderburk of Desoto County, Mississippi, is a new nominee.

Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the three nominees for Class III Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors. During 2004, the Company’s Board of Directors had fifteen (15) regular meetings. No director attended less than 75% of the total number of meetings of the Board of Directors or committees upon which he served.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of Directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as Director, up to the maximum number of Directors to be chosen at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the nominees and the other directors and executive officers of the Company. The principal occupation of each person has been the same for the last five years, unless otherwise indicated in a footnote. The directors serve for staggered three-year terms. The officers of both Security Capital Corporation and First Security Bank are all elected for terms of one year. The Board of First Security Bank by resolution designated Larry Pratt as Chairman on January 21, 1999. Mr. Pratt has served on the Board of First Security Bank since 1970 and is currently employed by First Security Bank. On January 21, 1999, the Board of First Security Bank designated Frank West as President; and on January 1, 2002, the Board appointed Mr. West as Chief Executive Officer of First Security Bank.

                                      Positions Currently
                                      Held with the                                          Principal
Name and Age                          Corporation and Bank                  Since            Occupation
------------                          --------------------                  -----            ----------

Larry J. Pratt                        Chairman of the Corporation            1999            Banker(1)
Age 65                                Director of the Corporation            1983

                                      Chairman of the Bank                   1999
                                      Director of the Bank                   1970

John Mothershed                       Director of the Corporation*           1983            Retired Merchant
Age 76                                Director of the Bank*                  1972            (2)

G. E. McKittrick                      Director of the Corporation*           1984            Retired/Consultant
Age 75                                Director of the Bank*                  1984

Joe M. Brown                          Director of the Corporation*           1983            Retired/Justice(3)
Age 68                                Director of the Bank*                  1977            Court Judge

Will Hays                             Director of the Corporation*           2000            Retired Farmer(4)
Age 65                                Director of the Bank*                  2000

A. Stephen Ballard, Jr.               Director of the Corporation*           2001            Merchant
Age 65                                Director of the Bank*                  2001

Ben Barrett Smith                     Director of the Corporation*           1986            Retired State
Age 62                                Director of the Bank*                  1986            Employee (5)

Frank West                            Director of the Corporation            1999            Banker(6)
Age 53                                Director of the Bank                   1999
                                      President of the Corporation           1999
                                      President of the Bank                  1999
                                      C E O of the Corporation               2002
                                      C E O of the Bank                      2002

Tony Jones                            Director of the Corporation*           2003            Real Estate Broker
Age 52                                Director of the Bank*                  2003             & Developer

William R. Fleming                    Vice-President of the Corporation      1999            Banker(7)
Age 56                                Executive Vice President &
                                         Trust Officer of the Bank           1990

Connie Hawkins                        Secretary/Treasurer of the                             Banker(8)
Age 52                                   Corporation                         1999
                                      Executive Vice-President, CFO &
                                         Cashier of the Bank                 2002

Laney Funderburk                      Nominee for Director of                2005            Pharmacist & Real
Age 59                                   the Corporation                                     Estate Developer

*Independent Director

(1)  Mr. Pratt served as President and CEO from 1997 to 1999.  Mr. Pratt served as Chairman and  CEO from
1999 to 2001.

(2) Mr. Mothershed retired from his career as a merchant in 2004.

(3)  Mr. Brown retired from his career with Farm Bureau in February of 1998 and began service  in local government in January 1, 2000. He currently serves as a justice court judge.

(4) Mr. Hays retired from his career as a farmer in 2004.

(5) Mr. Smith, when his law practice partner was elected to the Office of the Governor of Mississippi, was appointed as Chairman of the Mississippi Workers' Compensation Commission in March of 2000.  In 2004, he retired from his state government position.

(6)  Prior to 1999 Mr. West served as Senior Vice President and Operations Officer.  Mr. West was designated as
President and Trust Officer in 1999.  Since 2002, Mr. West has served as both President and CEO.

(7)  Mr. Fleming's title was changed from the Senior Vice-President to Executive Vice-President in 2002.

(8)  Ms. Hawkins served as Internal Auditor and Vice-President until 2001 when she was appointed Senior
Vice-President and Senior Auditor.  In 2002, she was appointed Chief Financial Officer, Cashier and Executive
Vice-President.

Seven (7) of the Company’s directors, constituting a majority, are independent. No family relationship exists between any directors, executive officers, or persons nominated to become a director of the Company. The Company’s process to send communications to the Board of Directors or to individual directors is as follows: Correspondence should be addressed to the attention of the Board of Directors or the individual director’s name, P. O. Box 690, Batesville, Mississippi, 38606.

It is the Company’s policy that members of the Board of Directors attend the annual meeting of shareholders. At the 2004 annual meeting, nine (9) directors of the Company were in attendance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Holders of Common Stock

As of December 31, 2004, Security Capital Corporation had two shareholders that were the beneficial owners of more than 5% of the Common Stock of Security Capital Corporation and are listed below:

Name and Address of Beneficial Owner             Number of Shares/                      Percentage
                                                 Nature of Beneficial
                                                 Ownership

First Security Bank Employee                           186,261                              7.49%
Stock Ownership Plan
First Security Bank
P. O. Box 690
Batesville, Mississippi 38606

George C. Carlson                                  (1) 155,108                              6.24%
P. O. Box 749
Batesville, MS 38606

         (1) Includes 130,649 shares held in various trusts for which George C. Carlson serves as trustee.

The following table sets forth as of December 31, 2004 the number and percentage of Common Stock beneficially owned by each director of Security Capital Corporation and by all Corporation’s directors and executive officers as a group. Unless indicated otherwise in a footnote, the directors and the executive officers possess sole voting and investment power with respect to all shares shown.

                                                                   Number of Shares
Name of Beneficial Owner                                           Beneficially Owned            Percentage
------------------------                                           ------------------            ----------

Larry J. Pratt                                                     (1) 85,633                       3.4%
Frank West                                                         (2) 35,571                       1.4%
John M. Mothershed                                                 (3) 30,551                       1.2%
G. E. McKittrick                                                   (4)  4,922                         *
Joe M. Brown                                                       (5) 10,740                         *
Ben Barrett Smith                                                      27,947                       1.1%
Will Hayes                                                              4,574                         *
A. Stephen Ballard, Jr.                                            (6)  1,412                         *
Tony Jones                                                         (7)  1,123                         *
William R. Fleming                                                 (8) 15,401                         *
Connie Hawkins                                                     (9)  6,963                         *

Executive officers and directors as a group                           224,907                       7.1%
(11 members in group)

* Less than 1%.

         (1) Includes  4,561 shares owned by Mr.  Pratt's spouse  individually  and by her  retirement  account and
9,619 shares held by his personal retirement account.

         (2)  Includes  3,550 shares held by Mr.  West's  spouse's  retirement  account and 300 shares owned by his dependent children and 30,140 shares held by his personal retirement accounts.

         (3) Includes  1,450  shares held by his spouse's  retirement  plan,  23,534  shares held in a family trust account, and 5,515 held by his personal retirement account.

         (4) Includes 120 shares owned by Mr.  McKittrick's  spouse and 115 shares held in his personal  retirement plan.

         (5) Includes 7,398 shares owned jointly with his spouse.

         (6)  Includes  1,115  shares held in his  personal  retirement  account,  304 shares held in his  spouse's retirement account, and 63 shares held by spouse.

         (7) Includes 1,123 shares held jointly with spouse.

         (8) Includes 44 shares held jointly with his spouse,  3,689 shares held in a custodial  account and 11,668 shares held in his personal retirement accounts.

         (9)  Includes 56 shares held  jointly  with son,  714 shares  held by spouse's  retirement  plan and 6,130 shares held in her personal retirement accounts.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to the Company’s executive officers and directors were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid for the fiscal years indicated to Security Capital Corporation’s and First Security Bank’s Executive Officers based on the salary and bonus earned for three years ending with 2004. Officers of Security Capital Corporation receive their salary from First Security Bank.

SUMMARY COMPENSATION TABLE

Name and Principal Position                              Year     Salary          Bonus         Other(1)
---------------------------                              ----     ------          -----         -----

Larry Pratt
         Chairman & CEO                                   2002     150,000         95,000        20,206
         Chairman                                         2003     125,000         75,000        21,400
         Chairman                                         2004      30,000         20,000         6,933

Frank West
         President & CEO                                  2002     132,500         75,000        20,135
         President & CEO                                  2003     150,000         85,000        19,668
         President & CEO                                  2004     170,000        100,000        20,926

William R. Fleming
         EVP & Trust Officer                              2002      90,000         25,000        11,504
         EVP & Trust Officer                              2003      96,000         25,000        11,894
         EVP & Trust Officer                              2004     110,000         28,000        13,067

Connie Hawkins
         EVP, CFO & Cashier                               2002      63,000         10,000         9,401
         EVP, CFO & Cashier                               2003      75,000         15,000        10,914
         EVP, CFO & Cashier                               2004      89,000         18,000        13,249

(1) Consists of 401(k) and ESOP employer contributions, automobile allowance, and country club dues.
Director Compensation

During 2004, each Director of Security Capital Corporation received $350.00 for each meeting that was attended. Normally, five scheduled meetings are held each month and one scheduled meeting per quarter is held. The four monthly meetings are the Loan Committee Meeting , a Trust Committee Meeting and the Director's Meeting. The quarterly meeting is the Audit Committee Meeting. If a director did not attend a meeting during the month or for the quarter, a fee was not received. Inside Directors do not receive monthly or quarterly meeting fees. In addition, each director that was active at year-end received an annual fee of $10,500.00 from First Security Bank, $7,500.00 from Security Capital Corporation and $1,000 from the nonbank subsidiary for a total possible 2004 fees of $32,050.00.*

*The total possible fee is contingent on the number of committees on which a director serves.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Security Capital Corporation has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers and their associates. These transactions have been on substantially the same terms - including interest rates, collateral requirements, and repayment terms on extensions of credit - as those prevailing or required for an outside customer.

INDEPENDENT PUBLIC ACCOUNTANTS AND FEES

T.E. Lott & Company were the independent accountants for the Company during the most recently completed fiscal year and will serve as the independent accountant for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

The following is a summary of fees related to services performed for the Company by T.E. Lott & Company for the two years ended December 31, 2004:

                                                                                          2004                 2003
                                                                                          ----                 ----
Audit fees - Audit of annual financial statements and reviews of                        59,098               58,740
financial statements included in Forms 10-Q

Audit related fees - Audits of employee benefit plans, FDICIA internal                                        4,905
controls engagement and FHLB collateral agreed upon procedures

Tax fees                                                                                     0                    0
                                                                                      ------------------------------
All other fees
                                                                                      ------------------------------
Total                                                                                   59,098               63,645
                                                                                      ==============================

The Audit Committee has adopted pre-approval policies and procedures, a copy of which is attached. One hundred (100) percent of the fees set forth above were preapproved by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee of its Board of Directors which met three (3) times during 2004. Presently John Mothershed serves as Chairman and other members are Joe Brown and Steve Ballard. Each of the members of the Audit Committee are independent directors. The Company’s Board of Directors at this time has not identified an “audit committee financial expert” as that term is defined in pertinent Securities and Exchange Commission regulations, because currently no member of the Board of Directors meets the criteria set forth in these regulations. The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors.

For 2004, the Company’s Compensation Committee was comprised of Steve Ballard, Will Hays, Tony Jones, G. E. McKittrick, and John Mothershed which reviewed and approved all officers’ salaries and compensation as needed. The agenda for the 2005 Board of Directors meetings includes the appointment of members to the Compensation Committee.

Until February of 2004, the Company’s Board of Directors has served as its Nominating Committee. Effective February of 2004, Will Hays, Tony Jones, and John Mothershed have served as the Nominating Committee members. Each of the members of the Nominating Committee are independent directors. The Nominating Committee does not have a charter. The Company’s Bylaws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors. The Nominating Committee does not accept nominations directly from shareholders.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee for 2004 (composed of all Board of Directors members) has furnished the following report on executive compensation. This report reflects the Company’s compensation philosophy for all executive officers, as endorsed by the Board of Directors and the Compensation Committee. The Committee determines annual base salary adjustments and annual bonuses.

The Company’s compensation program for executive officers consists of two key elements: a base salary and an annual bonus based on the Company’s operating earnings. The Committee believes this approach best serves the interest of stockholders by ensuring that executive officers are compensated in a manner that advances both the short- and long-term interests of stockholders.

In determining the compensation to be paid to the Company’s executive officers in 2004, the Compensation Committee employed the compensation policies designed to align the compensation with the Company’s overall business strategy, values, and management initiatives. These policies are intended to reward executives for long-term strategic management and the enhancement of shareholder value.

Base Salary of Executive Officers (excluding the Chairman of the Board and the Chief Executive Officer): Salaries paid to executive officers are reviewed annually by the Chairman of the Board, the Chief Executive Officer of the Company and the Human Resources Officer. Based upon the subjective assessment of the nature of the position as well as the contributions, experience and company tenure of the executive officer, the Chairman of the Board and the Chief Executive Officer then make their suggestions as to adjustments in base salary for the executive officers to the Compensation Committee. Additionally, the Company reviews the current compensation practices of financial institutions of similar asset size to insure that its compensation practices, policies and programs are competitive or at the least median of these institutions. Usage of comparative compensation data from the market areas and its peer groups allows the Company to retain talented executive officers who contribute to the Company’s overall and long-term success.

Annual Bonus of Executive Officers (excluding the Chairman of the Board and the Chief Executive Officer): Each fiscal year, the Chairman of the Board and the Chief Executive Officer, working with the Director of Human Resources and other Company executives, develops a Companywide bonus proposal. The size of the bonus proposal is based upon a subjective assessment of overall Company and departmental performance as compared to budgeted and prior year performance, and the extent to which the Company achieved its overall financial performance goals and return on stockholders’ equity. The bonus proposal, containing the individual bonus recommendations for the executive officers, is then presented to the Board of Directors of the Company for modifications and approval. The annual bonus is paid before year end.

Compensation of the Chairman of the Board and the Chief Executive Officer: In determining the compensation for the Chairman of the Board and the Chief Executive Officer, the Compensation Committee took into consideration overall performance of the Company in addition to publicly disclosed compensation of chief executive officers of other bank holding companies of similar asset size, performance, growth and demographics.

Under Section 162(m) of the Internal Revenue Code, compensation in excess of $1 million paid to a chief executive officer or any of the four other most highly compensated officers generally cannot be deducted. The committee has determined the Company’s compensation practices and policies are not currently affected by this limitation.

                           Submitted by the Compensation Committee of the Board of Directors:
                  John Mothershed                    Tony Jones                         Ben Smith
                  G. E. McKittrick                   Will Hays                          Steve Ballard
REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal year 2004, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communications with Audit Committees, as amended by Statement on Auditing Standards 90, Audit Committee Communications. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and has discussed with the independent auditors the auditor’s independence.

The Audit Committee has discussed with the Company’s management and independent auditors the process used for certifications by the Company’s chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent.

The Board of Directors adopted a written charter for the Audit Committee on November 21, 2002, which is included as an attachment to this Proxy Statement.

                           Submitted by the Audit Committee of the Board of Directors:
                  John Mothershed                     Joe Brown                          Steve Ballard.
OTHER MATTERS

Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the management to vote the accompanying Proxies in accordance with its judgment.

PROPOSALS FOR 2006 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company’s next Annual Meeting and who wishes to have the proposal included in the Company’s Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than December 6, 2005.

The accompanying Proxy is solicited by Management.

                                            BY ORDER OF THE BOARD OF DIRECTORS

Dated and mailed at
Batesville, Mississippi
On or about April 8, 2005

                   Security Capital Corporation Audit and Non-Audit Services Pre-Approval Policy

I.      Purpose of Policy
        Under the Sarbanes-Oxley Act of 2002 (the "Act"), and the rules of the Securities and Exchange Commission
        (the "SEC"), the Audit  Committee of the Company's Board of Directors (the "Audit Committee") is responsible for the appointment, compensation and oversight of the work of the independent auditor. The purpose of the provisions of the Act and the SEC rules for the Audit Committee role in retaining the independent auditor is twofold. First, the authority and responsibility for the appointment, compensation and oversight of the auditor should be with directors who are independent of management. Second, any non-audit work performed by the auditor should be reviewed and approved by these independent directors to ensure that any non-audit services performed by the auditor do not impair the independence of the independent auditor. To implement the provisions of the Act, the
        SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client and governing the Audit Committee's administration of the engagement of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent auditor in order to assure that they do not impair the auditor's independence. Accordingly, the Audit Committee is adopting this Audit and Non-Audit Services Pre-Approval
        Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved.

II.     Statement of Principles
     A. Prohibited
        Services The Audit Committee will not approve nor will the Company's independent auditor perform for the
        Company any services that constitute Prohibited Activities as defined by the Act or by regulations promulgated by the SEC. These prohibited activities include: (1) bookkeeping or other services related to the accounting records or financial statements of the audit client; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions or human resources; (7) broker or dealer, investment adviser, or investment banking services; (8) legal services and expert services unrelated to the audit; and
        (9) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
     B. Non-Prohibited Services
        The SEC's rules establish two different approaches to pre-approving non-prohibited services. Proposed non-prohibited services may be pre-approved either by the Audit Committee agreeing to a general framework with descriptions of allowable services ("general pre-approval") or by the Audit Committee pre-approving specific services ("specific pre-approval").

        The Company's Audit Committee believes that the combination of these two approaches will result in an effective and efficient procedure to pre-approve services that may be performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

III.    Services Subject to General Pre-approval
     A. Audit Services
        The annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit
        Committee. Audit services include the annual financial statement audit (including required quarterly reviews)
        and other procedures required to be  performed by the independent auditor to be able to form an opinion on the
        Company's consolidated financial statements. Audit services also include the attestation engagement for the independent auditor's report on management's assertion on internal controls for financial reporting.
        The Audit Committee will monitor the audit services engagement throughout the year and will also approve, if necessary, any changes in terms and conditions resulting from changes in audit scope,
        Company structure or other items. The Audit Committee will request that the audit engagement letter with the independent auditor be addressed to the Chairman of the Audit Committee and that the Chairman of the
        Audit Committee execute the engagement letter on behalf of the Company.
     B. Audit-Related Services
        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements (e.g., research and consultation regarding accounting and financial reporting transactions). Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee will grant general pre-approval to audit-related services.
     C. Pension and Benefit Plan Consulting and Compliance Services
        The independent auditor can provide pension and benefit plan consulting and compliance services to the Company without impairing the auditor's independence. Hence, the Audit Committee will grant general pre-approval to the pension and benefit plan consulting and compliance services that have been historically provided by the auditor, that the Audit Committee has reviewed and believes will not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence.

IV.     Services Subject to Specific Pre-approval
     A. Preparation of Statutory Accounts and Tax Planning
        Services The Audit Committee believes that there exists the potential for impairment of auditor independence or for an overlap with prohibited services for certain tax planning services and for the preparation of non-U.S. statutory accounts. Accordingly, specific pre-approval will be required for these services in order for the Audit Committee to have an opportunity to review the scope of work to be provided by the auditor in connection with these services.
     B. All Other Services
        All other services not described in III. above are subject to specific pre-approval and engagement by the
        Audit Committee.

V.      Procedures
        The procedures the Audit Committee will employ in implementing this policy are as follows:
     A. In advance of the October Audit Committee meeting each year, the Chief Financial Officer and the independent auditor shall jointly submit to the Audit Committee a schedule of audit, audit-related, tax and other non-audit services that are subject to general pre-approval.
     B. The Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year at its regularly scheduled October meeting. The fee amounts on the schedule will be updated as necessary at any subsequent Audit Committee meetings. Additional pre-approval will be required if actual fees for a service are expected to exceed 10% of the originally pre-approved amount. This additional pre-approval should be obtained in the same manner as a specific pre-approval described below.
     C. If, subsequent to the general pre-approval of scheduled services by the Audit Committee, the
        Company would like to engage the independent auditor to perform a service not included on the general pre-approval schedule, a request should be submitted to the General Counsel and the Internal Auditor. If
        they determine that the service can be performed without impairing the independence of the auditor, then a discussion and approval of the service will be included on the agenda for the next regularly scheduled
        Audit Committee meeting. If the timing for the service needs to commence before the next Audit Committee meeting, the chairman of the Audit Committee, or any other member of the Audit Committee designated by the Audit Committee, can provide specific pre-approval.
     D. Approval by the Audit Committee for the auditor to perform any non-audit service does not require that management engage the Company's independent auditor to perform those services. Company's management may engage other third parties to perform non-audit services for which the Audit Committee has given pre-approval to be performed by the independent auditor.
     E. Once the Audit Committee has given pre-approval for services to be performed by the independent auditor, the appropriate Company management may engage the auditor and execute any necessary document for the performance of non-audit services within the scope of the pre-approval.

VI.     Delegation
        As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to its chairperson or any other Audit Committee member or members. The member to whom such authority is delegated should report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting. The Audit Committee will not delegate to management the Audit Committee's responsibilities to pre-approve services performed by the independent auditor.

Charter of Audit Committee
Security Capital Corporation and First Security Bank*

*This charter has been prepared to provide a guide for the Audit Committee and the Board as a whole and to address issues in the Sarbanes-Oxley Act. Security Capital Corporation is the holding company and the public company. It owns 100% of the bank which is the primary source of activity, income and financial accounting.

The general area of responsibility of the Audit Committee is to direct and monitor the operation of audits, both internal and external, and to scrutinize the elements, the basis and the performance of the financial reporting for accuracy, prudent accounting practices, financial volatility and compliance with regulatory and accounting requirements.

Each member of the Audit Committee must be independent. Independencies require the member to not be compensated for any other services other than those performed as a board member or a board committee member. The committee member and his or her family members cannot be an affiliate or have any current transactions (such as consulting agreements) with the company or the bank. In addition, former employees of the company or the bank can not serve on the Audit Committee until the termination of the cooling off period of three years. All committee members at their appointment must be able to read and understand the financial statements of the company. The legal, accounting and securities counsel of the bank are excluded from serving on this committee.

The Sarbanes-Oxley Act of 2002 requires that at least one member to be a financial expert. If there is not one, a disclosure will be made with the Securities and Exchange Commission. A financial expert should be more than financially literate - as indicated by governing law. The financial expert must have acquired through education and experience as a public accountant or an auditor or a principal financial officer or a similar position in an entity with the same characteristics:

o        Understanding of GAAP and financial statements.
o        Experience with corporate issues.
o        Experience with application of  principals for accounting estimates, accruals, and reviews.
o        Experience with internal controls.
o        Understanding of audit committee functions.
o        Experience in preparation of financials or an audit of a similar entity.

The Audit Committee will be solely responsible for hiring and overseeing the outside auditor. The responsibilities in this area include negotiating the engagement terms, the scope of the audit and the approval of the audit fees as well as assessing the qualifications and the independence of the outside auditors. Management may be consulted for their evaluation of the auditors. The initial meeting and the annual meeting with the external auditors or independent auditing firm should encompass a discussion of the company’s critical accounting policies, operations and financial position, public reporting practices, internal controls, related party transaction and other significant information imperative in the conducting of an audit.

The Audit Committee will meet quarterly. At the quarterly meetings, the Audit Committee will receive quarterly financial reports presented by the Chief Executive Officer and the Chief Financial Officer and summary audit reports provided by the Internal Auditor. Reports may be received from the External Auditor, if applicable.

The Audit Committee plays an important role in the proper disclosing of the company’s financial data and other related information to the public through regulatory means. To address this role, critical accounting policies, alternative accounting treatments within generally accepted accounting principles, and the importance of timely or “real time” financial disclosures will be considered at each meeting.

Standards for Audit Committees require the Audit Committee of the company to review internal controls, internal audit procedures and stock transactions of related parties and to establish procedures to receive and respond to any concerns and complaints regarding the company’s financial reporting and accounting.

Discussions during the meeting of the Audit Committee will be maintained in the minutes as well as any actions taken. Members of management, not limited to the Chief Executive Officer, Chief Financial Officer and Internal Auditor, will meet with the committee to assist in a comprehensive review of the reports presented and to answer questions regarding material transactions and potential trends and risks in the operation.

As needed, the Audit Committee will have the authority to consult with external professional sources on matters and areas that may be outside of the member’s realm of knowledge and expertise.

The Audit Committee will submit a report to be included in the annual proxy statements and will submit the Charter of the Audit Committee at least once every three years to be included in the proxy statements. The members of the committee will be required to disclose his or her background and experience information to be included with the proxy statement.

                                           PROXY SOLICITED FOR ANNUAL MEETING
                                                   OF SHAREHOLDERS OF
                                              SECURITY CAPITAL CORPORATION
                                              TO BE HELD ON APRIL 21, 2005

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Bill Fleming, Jeff Herron and Ann Shankle or any one of them as Proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy
Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of common stock of  Security Capital Corporation held of record by the undersigned on [record date], at the Annual
Meeting of Shareholders to be held on  April 21, 2005, or any adjournment(s) thereof.

         IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW AND AT THE DISCRETION OF
THE PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

1.       PROPOSAL to elect the three (3) identified nominees as directors.

                   Class III
                   ---------
                Laney Funderburk
                   Joe Brown
            A. Stephen Ballard, Jr.

         ( )      FOR all nominees                       ( )      WITHHOLD AUTHORITY
                  listed (except as marked to                     to vote for all nominees
                  the contrary)

         (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominees name(s)
         in the space provided below).

         --------------------------------------------------------------------------------------------------

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If corporation or partnership, sign in full corporate or partnership name by authorized person.

Signature:
           -------------------------------------------

Signature:
           -------------------------------------------

Dated:                            , 2005
      ----------------------------

                                 Votes must be indicated by an (x) in Black or Blue Ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.